UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


                                 January 3, 2006
                                (Date of Report)
                        (Date of earliest event reported)

                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

          Washington                  0-19171                     91-1463450
(State or other jurisdiction    Commission File No.)            (IRS Employer
       of incorporation)                                     Identification No.)

                     22021 20th Avenue SE, Bothell, WA 98021
          (Address of principal executive offices, including Zip Code)

                                 (425) 485-1900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 3, 2006, ICOS Corporation was informed of the death of director Frank T. Cary, who passed away on January 1, 2006. Mr. Cary served as a director of ICOS Corporation since 1990 and will be greatly missed.

Item 9.01.  Financial Statements and Exhibits

       (c)      Exhibits.

       99.1     Statement to the Media dated January 3, 2006



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                ICOS CORPORATION



Date: January 4, 2006                           By: /s/ Michael A. Stein
                                                    ----------------------------
                                                Name: Michael A. Stein
                                                Its: Senior Vice President and
                                                     Chief Financial Officer



                                INDEX TO EXHIBITS


        Exhibit
        Number          Description
        -------         -----------
        99.1            Statement to the Media dated January 3, 2006